Welcome Investors December 2025

Forward Looking Statements 2 Certain statements in this presentation may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, but are not limited to, statements about the Company’s prospects; the demand for its products, the well-being and availability of the Company’s employees, the continuing operation of the Company’s locations, delayed payments by the Company’s customers and the potential for reduced or canceled orders; statements about expectations regarding customer inventory levels; statements about the Company’s acquisition strategies and opportunities and the Company’s growth potential and strategies for growth; expectations regarding customer demand; expectations regarding the Company’s liquidity and capital resources, including the sufficiency of its cash reserves and the availability of borrowing capacity to fund operations and/or potential future acquisitions; anticipated revenues and the timing of such revenues; expectations about shifting the Company’s book of business to higher-margin, longer-run opportunities; anticipated trends and potential advantages in the different markets in which the Company competes, including the medical, aerospace and defense, automotive, consumer, electronics, and industrial markets, and the Company’s plans to expand in certain of its markets; statements regarding anticipated advantages the Company expects to realize from its investments and capital expenditures; statements regarding anticipated advantages to improvements and alterations at the Company’s existing plants; expectations regarding the Company’s manufacturing capacity, operating efficiencies, and new production equipment; statements about new product offerings and program launches; statements about the Company’s participation and growth in multiple markets; statements about the Company’s business opportunities; and any indication that the Company may be able to sustain or increase its sales, earnings or earnings per share, or its sales, earnings or earnings per share growth rates. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could adversely affect the Company’s business and prospects, and otherwise cause actual results to differ materially from those anticipated by such forward-looking statements, or otherwise, including without limitation: our financial condition and results of operations, including risks relating to substantially decreased demand for the Company’s products; risks relating to the potential closure of any of the Company’s facilities or the unavailability of key personnel or other employees; risks that the Company’s inventory, cash reserves, liquidity or capital resources may be insufficient; risks relating to delayed payments by our customers and the potential for reduced or canceled orders; risks related to customer concentration; risks related to global conflict or civil unrest to the efficacy of our manufacturing process; risks associated with the identification of suitable acquisition candidates and the successful, efficient execution of acquisition transactions, the integration of any such acquisition candidates, the value of those acquisitions to our customers and shareholders, and the financing of such acquisitions; risks related to our indebtedness and compliance with covenants contained in our financing arrangements, and whether any available financing may be sufficient to address our needs; risks associated with efforts to shift the Company’s book of business to higher-margin, longer-run opportunities; risks associated with the Company’s entry into and growth in certain markets; risks and uncertainties associated with seeking and implementing manufacturing efficiencies and implementing new production equipment; risks associated with governmental regulations and/or sanctions affecting the import and export of products, including global trade barriers, additional taxes, tariff increases, cash repatriation restrictions, retaliations and boycotts between the U.S. and other countries; risks associated with domestic, regional and global political risks and uncertainties; risks and uncertainties associated with growth of the Company’s business and increases to sales, earnings and earnings per share; risks relating to cybersecurity, including cyber-attacks on the Company’s information technology infrastructure, products, suppliers, customers and partners, and cybersecurity- related regulations; risks associated with our or third-party use of artificial intelligence technologies; risks associated with new product and program launches; risks relating to our performance and the performance of our counterparties under the agreements we have entered into; the risk that our two largest customers, on whom we depend for a substantial portion of our annual revenues, will not purchase the expected volume of goods under the supply agreements we have entered into with them because, among other things, they no longer require the products at all or to the degree they anticipated; the risk that we will not achieve expected rebates under any supply agreement; and risks relating to our ability to maintain increased levels of production at profitable levels, if at all; or to continue to increase production rates and risks relating to disruptions and delays in our supply chain or labor force. Accordingly, actual results may differ materially. Use of Non-GAAP Financial Measures This presentation includes non-generally accepted accounting principles (“GAAP”) performance measures. The Company uses these non-GAAP financial measures to facilitate management's financial and operational decision-making, including evaluation of the Company’s historical operating results. The Company’s management believes these non-GAAP measures are useful in evaluating the Company’s operating performance and are similar measures reported by publicly listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the Company’s business. By providing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s performance for the periods presented. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The Company's definition of these non-GAAP measures may differ from similarly titled measures of performance used by other companies in other industries or within the same industry.

Who We Are

UFP TECHNOLOGIES

UFP Technologies is a trusted contract development and manufacturing organization specializing in innovative solutions for medical devices, sterile packaging, and other highly engineered custom products.

Key Stats:

Headquarters: Newburyport, MA

Ticker: UFPT

Established: 1963

Annual Revenue: ~$600 million[1] - 92% from MedTech

Market Cap: ~$1.7 Billion[2]

26 of top 30 Medical OEMs

~5,000 + Associates/ Temps

21 Manufacturing Facilities

6 Innovation Centers

1. Pro-forma revenue includes recent acquisitions
2. As of 11/18/2025

Confidential, property of UFP Technologies, Inc.
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We help our customers get their medical devices to market by offering expertise in design, materials, and global manufacturing locations 4 Design & engineering capabilities Materials expertise Strategic locations Precision manufacturing Shaping Innovation Confidential, property of UFP Technologies, Inc.

Our Process Innovative process from design and engineering to manufacturing and delivery 5Confidential, property of UFP Technologies, Inc.

Product Development Business 6 We bring deep experience in flexible material-based device manufacturing, from components and packaging, to final device assembly High Margin Added Expertise Stronger Customer Relationships Long Term Manufacturing 1 2 3 4 BENEFITS Confidential, property of UFP Technologies, Inc.

MedTech Portfolio Robotic Drapes Revascularization Device Needleless Injection Port Cleaner MedSurg Bed Negative Pressure Wound Therapy Patient Safety 7Confidential, property of UFP Technologies, Inc.

$550 billion, 6.0% CAGR1 Global Medical Device Market Customers include 26 of the top 30 largest medical device manufacturers in the world2 1. Fortune Business Insights - $542 billion as of 2024. 6% CAGR for a forecast period of 2025-2032. 2. Medical Design & Outsourcing 2024 MedTech Big 100. 3. Annual mix of revenue through October 2025. 4. 2020 Medical Device Contract Development and Manufacturing Report. MedTech MedTech Revenue by Segment3 Global Medical Device CDMO Market4: $101B | ~10% CAGR • Single Use Medical Device • (Finished device and components) • Robotic Surgery and Drape Market • Sterile Barrier Packaging Systems UFP is uniquely focused on three medical device growth areas 8 Devices 53%RAS 30% Packaging 17% Confidential, property of UFP Technologies, Inc.

Medical Segment Overview $550 Billion Global Device Market, 6.0% CAGR1 Therapeutic Area % of Medical Sales2 1 Fortune Business Insights - $542 billion as of 2024. 6% CAGR for a forecast period of 2025-2032. 2 Annual mix of revenue through September 2025 Market Growth Robotic Surgery 29% Mid Teens Surfaces & Support 22% LDD Interventional & Surgical 20% LSD Infection Prevention 9% MSD Orthopedics 6% MSD Therapeutics 4% MSD Wound Care 4% MSD Diagnostics 3% MSD Other 3% LSD 9Confidential, property of UFP Technologies, Inc.

Surrounding a High-Growth End Market: Robotic Surgery

ROBOTIC SURGERY BY THE NUMBERS

- **Market Size**: ~$11B (2024) → ~$23.7B (2029)[1]
- **Annual Global Surgical Procedures**:

  1. Total: 300M+ major surgeries performed annually[2]

  2. Soft Surgery Market: ~44 M surgeries performed annually[2]

  3. Market Growth Mid-Teens[3]

- All procedures require a drape to provide an **important sterile barrier between the instrument and patient**
- Materials must allow robot to maintain full range of motion with minimal complications or time to set up

UFPT is the leading provider of several materials / capabilities that are critical for robotic surgery drapes



Expertise supported by low-cost manufacturing (Dominican Republic) & vertical integration

Acquisition strategy centered upon adding core capabilities to our customers in key end markets

RF Welding	DAS MEDICAL; DIELECTRICS
Injection Molding	ADVANT MEDICAL | MOULDING; tpi Techno Plastics Industries, Inc. – A UFP Technologies Company
Specialty Adhesives and Die Cutting	MARBLE MEDICAL

1. Surgical Robotics Market: Growth, Size, Share, and Trends. Markets and MarketsTM August 2024
2. NIH 310 Million major surgeries performed each year: Geoffrey P Dobson
3. Towards Healthcare: Robotic Surgery Market Sizing

Confidential, property of UFP Technologies, Inc.

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Growth Strategy 11 Internal Growth: Market To Our Sweet Spot Strategic Acquisitions TWO-PRONGED Confidential, property of UFP Technologies, Inc.

12 Organic Growth Opportunity Focus on high growth niche segments (MedTech – approximately 92% of revenue and growing) » Single-use, single-patient » Customer funded development Market to our sweet spot and differentiated capabilities » Leverage technology differentiation » Engineering resources » Exclusive access to specialty materials » Scale (footprint, clean room manufacturing) Expand business with existing customers » Offer complementary products and services » Additional value-add services Confidential, property of UFP Technologies, Inc.

13 Acquisition Growth Opportunity Continue to Focus on Higher-Growth, Higher-Margin MedTech Opportunities that Create Value » Become more valuable to our customers » Strategic focus – new capability, geography, growing market segment, materials » Add scale » Look for synergistic opportunities » Cultural fit Goal is for acquisitions to be accretive within the first year. Experienced and disciplined management team with 22 acquisitions completed Confidential, property of UFP Technologies, Inc.

0 100,000,000 200,000,000 300,000,000 400,000,000 500,000,000 600,000,000 700,000,000 2021 2022 2023 2024 Q3 2025 TTM MedTech Sales Over Time MedTech Sales Total Company Sales Proven Acquisition Integration Model Executing Strategy – Transformed from diversified industrial to differentiated MedTech $132 million MedTech Custom r Centric MedTech M&A – Growing Segments, Differentiated Tech 14 $451 million MedTech $550 million MedTech Confidential, property of UFP Technologies, Inc.

Locations 15 1.4 Million SF Manufacturing Space 40 Cleanrooms & CERs New Locations: + Rockville, MD + Añasco, PR Confidential, property of UFP Technologies, Inc.

Why Invest? 16 Significant market growth opportunities Barriers to entry Strong customer relationships Experienced management team Proven growth strategy Attractive financial metrics Confidential, property of UFP Technologies, Inc.

17 Significant Market Growth Opportunities Market Focused On » Better Patient Outcomes » Infection Prevention » Reducing Healthcare Costs Global Footprint » Bringing New Opportunities Focused on fast growing segments Confidential, property of UFP Technologies, Inc.

Competitive Advantage » Advanced systems (extensive quality certifications) » In addition to existing equipment, engineers will design product specific innovations in order to meet customer needs Quality & Regulatory » In-house custom equipment manufacturing capabilities Custom Equipment » Numerous patents relating to foam, packaging, tool control, radio frequency welding, automotive super-forming processes, and other products » Significant manufacturing knowhow Intellectual Property » Global footprint – competition is generally smaller companies that have limited resources and access to materials Scale » Veteran engineering team for product design and development; more than 100 members of the engineering group Engineering Resources » Exclusive access to several specialty medical grade materials » Offers broad array of materials to meet customer needs » Over 60 years in business and strong supplier relationships/partnerships Greater Access to Materials 18Confidential, property of UFP Technologies, Inc.

Proven Growth Strategy 19 Creating Shareholder Value

Financial Targets 20Confidential, property of UFP Technologies, Inc.

Financial Targets 21 3 to 5 Year Financial Targets 12-18% Revenue Growth 28-31% Gross Margin 17-20% Adjusted Operating Margin Confidential, property of UFP Technologies, Inc.

fffdkjfk12% to 18% Targeted Revenue Growth Internal Growth + Acquisitions $0 $100 $200 $300 $400 $500 $600 $700 2020 2021 2022 2023 2024 TTM Sept. 22 Revenue Confidential, property of UFP Technologies, Inc. 1For the Trailing Twelve-Month period ended September 30, 2025 1

Gross Margin Target – 28% to 31% Operating Leverage from Mix Shift + Acquisition synergies + Efficiencies 23 Gross Profit Margin Target: 28-31% 24.9% 24.8% 25.5% 28.1% 29.1% 28.3% 18.0% 20.0% 22.0% 24.0% 26.0% 28.0% 30.0% 32.0% 2020 2021 2022 2023 2024 Q3 YTD Confidential, property of UFP Technologies, Inc.

Adjusted Operating Margin Target - 17% to 20% Operating leverage from mix shift + acquisition synergies + efficiencies 24 Adjusted* Operating Margin Target: 17-20% *See non-GAAP reconciliation on slide 32 10.3% 11.1% 13.8% 16.4% 18.3% 17.5% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 2023 2024 Q3 YTD Confidential, property of UFP Technologies, Inc.

UFP Historical Stock Performance 20 Years 25 *Measured as the percent increase from November 17, 2005 through November 17, 2025 0% 1000% 2000% 3000% 4000% 5000% 6000% 7000% 8000% 9000% 10000% 11000% 12000% 13000% 14000% 15000% UFP Technologies (UFPT) Price % Change Russell 2000 (RUT) Price % Change S&P 500 (SPX) Price % Change 8308% 251% 437% Confidential, property of UFP Technologies, Inc.

Mitch Rock President Newburyport, Massachusetts Ron Lataille CFO, Sr. VP & Treasurer Newburyport, Massachusetts UFP Technologies 100 Hale St. Newburyport, MA 01950 978-352-2200 investorinfo@ufpt.com www.ufpt.com Confidential, property of UFP Technologies, Inc. Jeff Bailly CEO Newburyport, Massachusetts

Appendix Reconciliation of Non-GAAP Results 27 (in Millions) 2020 2021 2022 2023 2024 Q3 20251 Revenue, As Reported $ 179.4 $ 206.3 $ 353.8 $ 400.1 $ 504.4 $ 453.9 Operating Income, as Reported 16.7 21.2 55.4 57.7 80.9 70.8 Add: Purchase Accounting Expenses - - - - 1.1 0.2 Add: Acquisition Related Costs - 0.4 1.0 - 2.5 0.3 Add: Earnout Fair Value Adjustment - - 9.8 3.5 1.0 0.8 Add: Intangible Amortization 1.3 1.3 4.4 4.4 6.7 7.3 (Gain)/Loss on Sale of Fixed Assets 0.5 - (6.1) 0.1 0.1 - Less: Gain on Sale of MFT - - (15.6) - - - Adjusted Operating Income $ 18.5 $ 22.9 $ 48.9 $ 65.7 $ 92.3 $ 79.4 Adjusted Operating Margin 10.3% 11.1% 13.8% 16.4% 18.3% 17.5% Confidential, property of UFP Technologies, Inc.1Through September 2025